FEDERAL INCOME TAXES	6 Months Ended
Dec. 31, 2011
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]

NOTE H - FEDERAL INCOME TAXES

Federal income taxes on earnings differs from that computed at the statutory corporate tax rate as follows:

	Year ended	Year ended
	June 30,	June 30,
(in thousands)	2011	2010

Federal income taxes at the statutory rate	$632	$205
Increase (decrease) resulting primarily from:
Cash surrender value of life insurance	(30)	(30)
Compensation expense	4	28
Allowed deduction claimed on amended return for $1.3 million paid to option holders in acquisition of Frankfort First Bancorp,
Inc. and other IRS audit adjustments	(502)	—
	$104	$203

The composition of the Company’s net deferred tax liability was as follows:

	June 30,	June 30,
(in thousands)	2011	2010

Taxes (payable) refundable on temporary differences at estimated corporate tax rate:
Deferred tax assets:
General loan loss allowance	$260	$522
Deferred loan origination fees	—	5
Deferred compensation and benefits	258	224
Charitable contributions	3	3
Purchase accounting adjustments	4	41
Nonaccrued interest on loans	8	22
Other real estate owned adjustments	80	—
Total deferred tax assets	613	817

Deferred tax liabilities:
Federal Home Loan Bank stock dividends	(1,074)	(1,074)
Deferred loan origination costs	(39)	(37)
Loan servicing rights	(11)	—
Other	(2)	—
Purchase accounting adjustments	(248)	(527)
Depreciation	(260)	(53)
Total deferred tax liabilities	(1,632	(1,691
Net deferred tax liability	$(1,021)	$(874)

The fiscal 2011 provision for federal income taxes included a credit of $502,000, which related to a refund provided by the Internal Revenue Service and a reversal of an uncertain tax position. This credit is not expected to reoccur.

Prior to 1997, the Banks were allowed a special bad debt deduction, generally limited to 8% of otherwise taxable income, and subject to certain limitations based on aggregate loans and deposit account balances at the end of the year. If the amounts that qualified as deductions for federal income taxes are later used for purposes other than bad debt losses, including distributions in excess of accumulated earnings and profits, such distributions will be subject to federal income taxes at the then current corporate income tax rate. Retained earnings at June 30, 2011, include approximately $5.2 million for which federal income taxes have not been provided. The amount of unrecognized deferred tax liability relating to the cumulative bad debt deduction was approximately $1.8 million at June 30, 2011.

Unrecognized Tax Benefits

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	Year ended	Year ended
	June 30,	June 30,
(in thousands)	2011	2010

Balance at beginning of period	$253	$253
Additions/(reductions) based on tax positions for the current period	(173)	—
Balance at end of period	$80	$253

Cash settlements occurred during the period July 1, 2010 through June 30, 2011.  As a result of a completed IRS examination, the Company received a refund check and has reversed the corresponding reserve.    The Company expects its unrecognized tax benefits will change in the next twelve months.  The Company has amended its June 30, 2009 federal return to report the additional tax liability of $80,000 and will settle the liability during fiscal year 2012.